Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities [Abstract]
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

19. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments involve, to varying degrees, interest rate, market and credit risk. The Company manages these risks as part of its asset and liability management process and through credit policies and procedures. The Company seeks to minimize counterparty credit risk by establishing credit limits and collateral agreements. The Company utilizes certain derivative financial instruments to enhance its ability to manage interest rate risk that exists as part of its ongoing business operations. In general, the derivative transactions entered into by the Company fall into one of two types: a fair value hedge of a specific fixed-rate loan agreement and an economic hedge of a derivative offering to a Bank customer. The Company does not use derivative financial instruments for trading purposes.

Fair Value Hedges - Interest Rate Swaps. The Company has entered into interest rate swap arrangements to exchange the periodic payments on fixed-rate commercial loan agreements for variable-rate payments based on the one-month London Interbank Offered Rate (“LIBOR”) without the exchange of the underlying principal. The interest rate swaps are designated as fair value hedges under FASB ASC 815, Derivatives and Hedging (“FASB ASC 815”), and are executed for periods and terms that match the related underlying fixed-rate loan agreements. The Company applies the “shortcut” method of accounting under FASB ASC 815, which assumes there is no ineffectiveness as changes in the interest rate component of the swaps’ fair value are expected to exactly offset the corresponding changes in the fair value of the underlying commercial loan agreements. Because the hedging arrangement is considered highly effective, changes to the underlying benchmark interest rates considered in the valuation of these instruments do not result in an impact to earnings; however, there may be fair value adjustments related to credit quality variations between counterparties, which may impact earnings as required by FASB ASC 820, Fair Value Measurements and Disclosures (“FASB ASC 820”). The fair value adjustments related to credit quality were not material as of December 31, 2012 and 2011.

The following tables provide information pertaining to interest rate swaps designated as fair value hedges under FASB ASC 815 at December 31, 2012 and 2011:

SUMMARY OF INTEREST RATE SWAPS DESIGNATED AS FAIR VALUE HEDGES

December 31,	2012		2011
Balance Sheet Location	Notional	Fair Value	Notional	Fair Value
Other liabilities	$30,545	$(3,503)	$33,663	$(4,489)

SUMMARY OF INTEREST RATE SWAPS COMPONENTS

December 31,	2012	2011
Weighted average pay rate	6.85%	6.83%
Weighted average receive rate	2.22%	2.27%
Weighted average maturity in years	2.6	3.4

Customer Derivatives – Interest Rate Swaps/Caps. The Company enters into interest rate swaps that allow our commercial loan customers to effectively convert a variable-rate commercial loan agreement to a fixed-rate commercial loan agreement. Under these agreements, the Company enters into a variable-rate loan agreement with a customer in addition to an interest rate swap agreement, which serves to effectively swap the customer’s variable-rate loan into a fixed-rate loan. The Company then enters into a corresponding swap agreement with a third party in order to economically hedge its exposure on the variable and fixed components of the customer agreement. The interest rate swaps with both the customers and third parties are not designated as hedges under FASB ASC 815 and are marked to market through earnings. As the interest rate swaps are structured to offset each other, changes to the underlying benchmark interest rates considered in the valuation of these instruments do not result in an impact to earnings; however, there may be fair value adjustments related to credit quality variations between counterparties, which may impact earnings as required by FASB ASC 820. The Company recognized negative net derivative valuation adjustments of $2.3 million, $12.5 million and $12.2 million during the years ended December 31, 2012, 2011 and 2010, respectively. These balances included swap termination fees of $2.2 million, $14.6 million and $10.3 million during the years ended December 31, 2012, 2011 and 2010, respectively. These amounts are included in the derivative credit valuation adjustment in the consolidated statements of operations.

SUMMARY OF INTEREST RATE SWAPS NOT DESIGNATED AS HEDGING INSTRUMENTS

December 31,	2012		2011
Balance Sheet Location	Notional	Fair Value	Notional	Fair Value
Other assets	$358,753	$40,594	$400,311	$50,355
Other liabilities	358,753	(40,646)	400,311	(50,462)

In addition, the Company has entered into an interest rate floor sale transaction with one commercial customer. The Company entered into a corresponding interest rate floor purchase transaction with a third party in order to offset its exposure on the variable and fixed components of the customer agreement. As the interest rate floors with both the customer and the third party are not designated as hedges under FASB ASC 815, the instruments are marked to market through earnings. As the interest rate floors are structured to offset each other, changes to the underlying benchmark interest rates considered in the valuation of these instruments do not result in an impact to earnings; however, there may be fair value adjustments related to credit quality variations between counterparties, which may impact earnings as required by FASB ASC 820. The combined notional amount of the two interest rate floors was $15.9 million and $16.6 million at December 31, 2012 and December 31, 2011, respectively.

The Company has an International Swaps and Derivatives Association agreement with a third party that requires a minimum dollar transfer amount upon a margin call. This requirement is dependent on certain specified credit measures. The amount of collateral posted with the third party at December 31, 2012 and 2011 was $54.6 million and $62.6 million, respectively. The amount of collateral posted with the third party is deemed to be sufficient to collateralize both the fair market value change as well as any additional amounts that may be required as a result of a change in the specified credit measures. The aggregate fair value of all derivative financial instruments in a liability position with credit measure contingencies and entered into with the third party was $44.1 million and $55.0 million at December 31, 2012 and 2011, respectively.

Interest rate lock commitments on residential mortgages. As a part of its normal residential mortgage operations, the Company will enter into an interest rate lock commitment with a potential borrower. The Company enters into a corresponding commitment to an investor to sell that loan at a specific price shortly after origination. In accordance with FASB ASC 820, adjustments are recorded through earnings to account for the net change in fair value of these transactions for both the held-for-sale pipeline and warehouse. For the year ended December 31, 2012, the Company recognized $638 thousand and $209 thousand in positive fair value adjustments on its held-for-sale pipeline and warehouse, respectively, which were included in other non-interest income on the consolidated statements of operations as an increase to income. In the year ended December 31, 2011, $0 in fair value adjustments were recorded. The interest rate lock commitment had notional amounts of $90.1 million and $98.5 million for the held-for-sale pipeline and warehouse, respectively as of December 31, 2012.